UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8 - K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2000


                              stereoscape.com, inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       NEW JERSEY                                               95-4598912
(STATE OR JURISDICTION           (COMMISSION                  (IRS EMPLOYER
   OF INCORPORATION)             FILE NUMBER)               IDENTIFICATION NO.)

      3440 ROUTE 9 SO., FREEHOLD, NEW JERSEY                07728
        (Address of principal executive offices)          (zip code)


       Registrant's telephone number, including area code: (732) 462-7767

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         a. On December 12, 2000 ("the closing date"), stereoscape.com, inc., ("stereoscape" or "the Company") acquired Marx Toys, Inc.("Marx Toys"), a Florida Corporation located at 1800 NE 114th Street, North Miami, Florida 33181.

              Prior to the closing, all of the outstanding common shares of Marx Toys, Inc. were held by JAY HOROWITZ ("Horowitz") of North Miami, Florida, the sole shareholder, and at closing were converted into 15,000,000 shares of stereoscape common stock.

              Upon the transfer of the stereoscape shares to Horowitz, Marx Toys became a wholly owned subsidiary of stereoscape.

              There  was  no  material   relationship   between   Horowitz   and
stereoscape or any of its affiliates, any director or officer of stereoscape, or any associate of any such director or officer.

              Consideration for the acquisition was solely in the form of a stock for stock exchange.

Item 7(a). FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Following are the audited financial statement of Marx Toys, Inc. for the period August 16, 1999 (date of inception) through December 31, 1999 and for the year ended December 31, 2000:


                                 MARX TOYS, INC.

                              FINANCIAL STATEMENTS
                                       AND
                          INDEPENDENT AUDITORS' REPORT

                                DECEMBER 31, 1999

                                 MARX TOYS, INC.
                              Financial Statements



                C O N T E N T S                                  PAGE
                ---------------                                  ----

Independent Auditors' Report                                      1

Balance Sheet as of December 31, 1999                             2

Statement of Income and Accumulated
Deficit
from the Inception, August 16, 1999,
   Through December 31, 1999                                      3


Notes to the Financial Statements                                 4-6

Supplemental Information:

     Independent Auditors' Report on
        Supplemental Information                                  7

     Schedule of Operating Expenses                               8

                             (Auditors' Letterhead)
                 (Bloom,Gettis, Habib, Silver & Terrone, P. A.)
                         (Certified Public Accountants)
                           (2601 South Bayshore Drive)
                             (Miami, Florida 33133)


                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
   Marx Toys, Inc.:

We have audited the accompanying balance sheet of the Marx Toys, Inc., as of December 31, 1999, and the related statement of income and accumulated deficit from the date of inception, August 16, 1999, through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Marx Toys, Inc., as of December 31, 1999, and the results of its operations from the date of inception, August 16, 1999, through December 31, 1999, in conformity with generally accepted accounting principles.



Bloom, Gettis, Habib, Silver & Terrone, P. A.
Certified Public Accountants
2601 South Bayshore Drive
Miami, Florida 33133
February 15, 2001

                                 MARX TOYS, INC.
                                  Balance Sheet
                                December 31, 1999

                                     ASSETS


 CURRENT ASSETS:
Cash (Note A)                                         $      -
Accounts receivable                                        5,201
Inventories                                               64,509
Due from affiliated company                               30,820
Prepaid expenses (Note F)                                  8,100
                                                      ----------
     TOTAL CURRENT ASSETS                                108,630

OTHER ASSETS                                                 462
                                                      ----------

TOTAL ASSETS                                          $  109,092
                                                      ==========



                    LIABILITIES AND STOCKHOLDER'S DEFICIENCY

CURRENT LIABILITIES:
Accounts payable and accrued expenses                 $   10,989
 Royalty payable                                           4,886
 Payroll taxes payable                                     3,644
                                                      ----------
     TOTAL CURRENT LIABILITIES                            19,519

DEFERRED INCOME                                          100,221

                                                        --------
TOTAL LIABILITIES                                        119,740

STOCKHOLDERS' DEFICIENCY:

Common stock, $.01 Par value, 10,000 shares
authorized, issued and outstanding                           100
Accumulated Deficit                                      (10,748)
                                                      ----------
     TOTAL STOCKHOLDER'S DEFICIENCY                      (10,648)
                                                      ----------
TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIENCY        $  109,092
                                                      ==========


        The accompanying notes are an integral part of these statements.

                                 MARX TOYS, INC.
              Statement of Income and Retained Accumulated Deficit
                        From Inception, August 16, 1999,
                            Through December 31, 1999



SALES REVENUE, NET                                    $   112,109
                                                      -----------
COST OF GOODS SOLD
       Purchases                                          136,668
       Royalty expense                                      4,886
       Less: Ending inventory                             (64,509)
                                                      -----------

TOTAL COST OF GOODS SOLD                                   77,045
                                                       ----------
GROSS PROFIT                                               35,064

OPERATING EXPENSES                                         45,812
                                                      -----------

NET (LOSS)                                                (10,748)

Retained Earnings - Inception                                  -
                                                      -----------
Accumulated Deficit - December 31, 1999                $  (10,748)
                                                      ===========



       The accompanying notes are an integral part of these statements.

                                 MARX TOYS, INC.
                        Notes to the Financial Statements
                     For the Period Ended December 31, 1999

NOTE A - NATURE OF BUSINESS

The Company is engaged in the manufacture and sale of collectible toys, which consist of action figures and play sets. Production labor is provided by two independent manufacturing facilities, located in Mexico and Ohio. The latter facility also provides the Company with its fulfillment services.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

Accounting Method:

The Company utilizes the accrual method of accounting in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of operations during the reporting period. Actual results may differ from those estimates.

Cash:

As more fully described in Note C, the Company did not own a cash account during 1999. Instead, a related party provided certain services to the Company, including receiving payments and making expenditures on behalf of it. Accordingly, the accompanying financial statements do not include a statement of cash flows. Paragraph 32 of Financial Accounting Standards Number 95 "Statement of Cash Flows" requires an enterprise to disclose all non-cash investing or financing transactions. The Company has no material investing or financing transactions during 1999, other than the amounts reflected in the accompanying statement of income and described in Note C.

Accounts Receivable:

The Company periodically reviews the current status of receivables and historical collection experience in order to provide for an allowance for losses. At the balance sheet date management has determined that no provision is necessary.

Inventory:

Inventory, which consists of finished toys, is stated at the lower of cost, determined on a first-in, first-out (FIFO) basis, or market

Organization Costs:

Organization costs are recorded at cost less accumulated amortization using the straight-line method over 60 months.

Fixed Assets

Fixed assets are stated at cost, which at the December 31, 1999 there were none. Repairs and maintenance, including replacement of minor items of physical properties, are charged to current operations while major additions are capitalized.

Small Business Corporation:

The financial statements do not include a provision for income taxes due the Company's election, and the stockholder's consent, to be taxes as a small business corporation. Accordingly, substantially all income is taxed to the shareholder, and the Company is not liable for Federal Income taxes.



                        See Independent Auditors' Report

                                 MARX TOYS, INC.
                        Notes to the Financial Statements
                                   (continued)
                     For the Period Ended December 31, 1999

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
(continued)

Leases

The Company accounts for leases in accordance with the provisions of Statement of Financial Accounting Standards No. 13 (SFAS No. 13). In accordance with SFAS No. 13, the Company charges payments under its operating type leases to current operations while leases which are in essence financing arrangements are capitalized and treated as installment purchases. Refer to Notes E and H for further information.


NOTE C - RELATED PARTY TRANSACTIONS

Due From Related Parties:

During 1999, the Company commenced operations, prior to obtaining cash accounts with any bank. To facilitate consummation of sales and operating transactions, an entity related to the Company, through common ownership, allowed management to utilize an existing banking relationship owned by the related entity. Under this arrangement, the related party owed the Company a net amount of $30,820, as of December 31, 1999. This amount is unsecured and non-interest bearing. Th Company secured its own banking relationship during June 2000.

Shared Office Expenses:

The Company entered into an office sharing agreement with the related company described above. The agreement requires the Company to compensate the related party for conducting certain business affairs of the Company, including occupancy costs. Shared office expenses for 1999 was $33,822, and has been paid to the related party, in computing the amount owing at December 31, 1999, described above.

Line of Credit:

The Company has available a $100,000 line of credit with a financial institution. The line of credit is personally guaranteed and secured by personal assets of the sole shareholder. At the balance sheet date, no amounts were outstanding under the agreement.


NOTE D - INVENTORY

Inventory, at December 31, 1999, consisted of approximately seven thousand nine hundred (7,900) packages of gold and silver knights at a unit cost of seven dollars and fifty cents ($7.50) each.

NOTE E - DEFERRED REVENUE

Deferred revenue represents credits issued to a major customer (see Note F) to be utilized against future orders.



                           See Independent Auditors' Report

                                 MARX TOYS, INC.
                        Notes to the Financial Statements
                                   (continued)
                     For the Period Ended December 31, 1999


NOTE F - CONCENTRATIONS

The Company had sales to a single customer representing 58% of revenues during 1999. The Company is actively soliciting additional outlets for its products, including the internet. Management expects to reduce its reliance upon this single customer in future periods, as sales increase.

Substantially all of the toys sold in 1999 were manufactured under production contracts with a fabrication plant located in Mexico. Management believes identical production, under similar terms, could be readily obtained, in the event this facility becomes unavailable.

NOTE G - SUBSEQUENT EVENTS

Related Party Transaction:

In August, 2000 the Company purchased, from American Plastic Equipment, Inc. all molds currently owned by American of Marx Toy origin, and all intellectual property rights associated with or related to the products made from the molds. The purchase price was $100,000.

Sale of the Company:

In December 2000, the Company was acquired by stereoscape.com, inc., a publicly held, Nevada corporation, in a stock-for-stock exchange with the Company's shareholder, effective October 1, 2000.

Change in Management:

Effective with the sale to stereoscape.com, inc. the management of Marx Toys, Inc.(its sole shareholder, Jay Horowitz) is by agreement, "available for consulting as reasonably needed" for an initial term of two years.




                         See Independent Auditors Report

                            SUPPLEMENTAL INFORMATION

            INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL INFORMATION

Marx Toys, Inc.:


Our audit and report thereon was made for the purpose of forming an opinion on the financial statements taken as a whole of Marx Toys, Inc. for the period from date of inception, August 16, 1999, to December 31, 1999, which are presented in the preceding section of this report. The supplemental information presented hereinafter is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied to the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statement taken as a whole.


Bloom, Gettis, Habib, Silver & Terrone, P. A.
Certified Public Accountants
2601 South Bayshore Drive
Miami, Florida 33133
February 15, 2001

                                 MARX TOYS, INC.
                         Schedule of Operating Expenses
                     For the Period From Date of Inception,
                      August 16, 1999, To December 31, 1999




Amortization                                                         $        38
Collection charges                                                           706
Office expenses                                                           16,665
Payroll - officer                                                          7,000
Payroll - other                                                            9,100
Payroll taxes                                                              1,722
Professional fees                                                          2,645
Travel and entertainment expenses                                          1,000
                                                                       ---------

                                                                      $   38,876
                                                                       =========



                  See Independent Auditors' Report on Schedules

                                 MARX TOYS, INC.

                              FINANCIAL STATEMENTS
                                       AND
                          INDEPENDENT AUDITORS' REPORT

                                DECEMBER 31, 2000

                                 MARX TOYS, INC.

                              Financial Statements



                  C O N T E N T S                                      PAGE
                  ---------------                                      ----

Independent Auditors' Report                                            1

Balance Sheet as of December 31, 2000                                   2

Statement of Operations and Accumulated Deficit
   for the Year Ended December 31, 2000                                 3

Statement of Cash Flows for the
   Year Ended December 31, 2000                                         4

Notes to the Financial Statements                                       5-7

Supplemental Information:

     Independent Auditors' Report on
        Supplemental Information                                        8

     Schedule of Selling, General and
        Administrative Expenses                                         9

                             (Auditors' Letterhead)
                 (Bloom,Gettis, Habib, Silver & Terrone, P. A.)
                         (Certified Public Accountants)
                           (2601 South Bayshore Drive)
                             (Miami, Florisa 33133)


                          INDEPENDENT AUDITORS' REPORT






To the Board of Directors of
   Marx Toys, Inc.
   North Miami, Florida

We have audited the accompanying Balance Sheet of Marx Toys, Inc., as of December 31,2000, the related Statements of Operations and Accumulated Deficit and Cash Flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Marx Toys, Inc., as of December 31, 2000, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note I to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plan, in regard to these matters, are also described in Note I. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Bloom, Gettis, Habib, Silver & Terrone, P. A.
Certified Public Accountants
2601 South Bayshore Drive
Miami, Florida 33133
March 20, 2001

                                 MARX TOYS, INC.
                                  Balance Sheet
                                December 31, 2000

                                     ASSETS


CURRENT ASSETS:
Cash                                                  $   13,204
Accounts receivable                                       14,435
Inventory                                                100,630
Prepaid expenses                                          29,714
                                                      ----------
     TOTAL CURRENT ASSETS                                157,983

FIXED ASSETS, net of accumulated depreciation
    in the amount of $15,749                              87,192

OTHER ASSETS                                               4,945
                                                      ----------


TOTAL ASSETS                                          $  250,120
                                                      ==========



                    LIABILITIES AND STOCKHOLDER'S DEFICIENCY

CURRENT LIABILITIES:
Accounts payable and accrued expenses                 $   30,511
 Payroll taxes payable                                    41,353
 Note Payable - Bank                                      79,632
 Due to Parent Company                                    65,601
 Due to Related Parties                                   56,890
 Customer Deposits                                       100,221
                                                      ----------
     TOTAL CURRENT LIABILITIES                           373,938
                                                      ----------

STOCKHOLDERS' DEFICIENCY:

Common stock - $.01 Par value - 10,000 Shares
Authorized, Issued and Outstanding                           100
Additional Paid-in Capital                               100,000
Accumulated deficit                                     (223,918)
                                                      ----------
     TOTAL STOCKHOLDER'S DEFICIENCY                     (123,818)
                                                      ----------
TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIENCY        $  250,120
                                                      ==========


        The Accompanying notes are an integral part of the financial statements.

                                 MARX TOYS, INC.
                 Statement of Operations and Accumulated Deficit
                      From the Year Ended December 31, 2000



SALES                                                 $   267,846
                                                      -----------
COST OF GOODS SOLD
       Beginning Inventory                                 64,509
       Purchases                                          195,084
       Royalty expense                                      3,464
                                                      -----------

       Total available                                    263,057
       Ending Inventory                                   100,630
                                                      -----------

TOTAL COST OF GOODS SOLD                                  162,427
                                                      -----------
GROSS PROFIT                                              105,419

SELLING, GENERAL AND
        ADMINISTRATIVE EXPENSES                           318,589
                                                      -----------

NET (LOSS)                                               (213,170)

ACCUMULATED DEFICIT - January 1, 2000                     (10,748)
                                                      -----------
ACCUMULATED DEFICIT - December 31, 2000               $  (223,918)
                                                      ===========



        The accompanying notes are an integral part of the financial statements.

                                 MARX TOYS, INC.
                             Statement of Cash Flows
                      For the Year Ended December 31, 2000


Cash flows from operating activities:

          Net Loss                                                    $(213,170)

      Adjustments to Reconcile Net Loss to
         Net Cash used in operating Activities:
            Depreciation and Amortization                                16,266

      Changes in Assets and Liabilities:
            Accounts receivable                                          (9,234)
            Inventory                                                   (36,121)
            Prepaid expenses                                            (21,614)
            Accounts payable and accrued expenses                        14,636
            Payroll taxes payable                                        37,709
                                                                      ---------
      Net cash (used in) operating activities                          (211,528)
                                                                      ---------
Cash flows from investing activities:
      Purchase of property and equipment                                ( 7,941)
                                                                      ----------

Cash flows from financing activities:
             Proceeds from notes payable                                 79,362
             Proceeds from related parties                              153,311
                                                                      ---------
Net cash provided by financing and other activities                     232,673
                                                                      ---------
Net increase in cash                                                     13,204

Cash - January 1, 2000                                                     -
                                                                      ---------
Cash - December 31, 2000                                              $  13,204
                                                                      =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS:
     Cash Paid During the Year for Interest                           $   6,510
                                                                      =========

MATERIAL NON-CASH TRANSACTIONS:
     The asset purchases discussed in Note B were paid for by the Company's former stockholder as a contribution to capital in the amount of $100,000.



        The accompanying notes are an integral part of the financial statements.

                                 MARX TOYS, INC.
                        Notes to the Financial Statements
                     For the Period Ended December 31, 2000

NOTE A - REPORTING AND SIGNIFICANT ACCOUNTING POLICIES:

Business and Organization:
   Marx Toys, Inc. (the Company) is organized under the laws of the State of Florida and is engaged in the wholesale trade of collectible toys through the internet and to retail stores. Production is provided, under contract with independent manufacturing facilities, located in Ohio and Mexico. The latter facility also provides the Company with its fulfillment services. Accounting policies of the Company are on the accrual method of accounting in accordance with generally accepted accounting principles, and are summarized as follows:

Use of Estimates:
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

Accounts Receivable:
   The Company's management periodically reviews the status and collectibility of accounts receivable and provides an allowance for losses on receivables based on a review of the current status of existing receivables and historical collection experience. At the balance sheet date, management has determined that no provision is necessary.

Inventory:
   Inventory, which consists of finished toys, is stated at the lower of cost (determined on a first-in, first-out method) or market.

Property and Equipment:
   Property and equipment are recorded at cost. Major renewals and betterments are capitalized, while maintenance, repairs and minor renewals are charged to expense as incurred.

Advertising Costs:
   Advertising costs are expensed as incurred.

Income Taxes:
   Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due, if any, plus deferred tax benefits (net of valuation allowance) from operating losses that are available to offset future taxable income.


NOTE B - RELATED PARTY TRANSACTIONS

Due to Related Parties:
   Prior to May, 2000, the Company did not have bank accounts, but rather utilized the accounts of American Plastics Equipment, Inc. (American), a related entity through common ownership. The Company's cash was commingled with the cash of American and that of stockholder, Jay Horowitz and a family member (Horowitz). At the Balance Sheet date, $33,110 is due from American and $90,000 is owed to Horowitz.


The Company is disputing the liability to Horowitz. At the Balance Sheet date, management is not able to estimate the outcome of this dispute.

                        See Independent Auditors' Report

                                 MARX TOYS, INC.
                        Notes to the Financial Statements
                                   (continued)
                     For the Period Ended December 31, 2000



NOTE B - RELATED PARTY TRANSACTIONS


Shared Office Expenses:
   During 2000, the Company had an office sharing agreement with American, requiring the Company to reimburse American for its share of business expenses , including occupancy costs. The agreement requires the Company to compensate the related party for conducting certain business affairs of the Company, including occupancy costs. Allocated expenses for 2000 were $20,000, and have been included in computing the amount due at December 31, 2000, described above.

Asset Purchase:
   In August, 2000, the Company purchased from American all molds currently owned by American of Marx Toy origin, and all intellectual property rights associated with or related to the products made from the molds. The purchase price was $100,000.

Sale of Company:
   In December, 2000, the Company was acquired by stereoscape.com, inc., a publicly held Nevada corporation, in a stock-for-stock exchange with the Company's shareholder, effective October 1, 2000. At December 31, 2000, the Company was indebted to stereoscape.com, inc. for funds advanced in the amount of $65,601. These unsecured advances bear no interest.

Change in Management:
   Effective with the sale to stereoscape.com, inc., the management of Marx Toys, Inc. (its sole shareholder, Jay Horowitz) is by agreement, "available for consulting as reasonably needed" for an initial term of two years.

NOTE C - PROPERTY AND EQUIPMENT:

Major categories of property and equipment, at December 31, 200, consist of the following:

                  Office Equipment and Furnishings    $  7,941
                  Production Molds                      95,000
                                                      --------
                                                       102,941
                  Less: Accumulated depreciation        15,749
                                                      --------
                                                      $ 87,192
                                                      ========

For the year ended December 31, 2000, depreciation expense totaled $15,749.

NOTE D - NOTE PAYABLE - BANK

At the Balance Sheet date, the Company had a $100,000 revolving line of credit with a financial institution with interest paid monthly at a rate of 10.5%. This credit facility is personally guaranteed by and secured by the personal assets of the Company's former shareholder, Jay Horowitz. The outstanding balance on this line of credit, at December 31, 2000, was $79,362, and interest expense totaled $6,510 for the year then ended.

NOTE E - CUSTOMER DEPOSITS:

Customer deposits represent credits issued to a major customer, to be utilized against future orders.

                     See Independent Auditors' Report

                                 MARX TOYS, INC.
                        Notes to the Financial Statements
                                   (continued)
                     For the Period Ended December 31, 2000



NOTE F - INCOME TAXES:

As more fully described in Note B, the Company was acquired effective October 1, 2000. The financial statements do not include a provision for income taxes for the period prior to the acquisition due to the Company's election, and the shareholder's consent, to be taxed as a small business corporation. Accordingly, substantially all income for the nine month period ended September 30, 2000 is taxed to the shareholder and the Company is not liable for federal or state income taxes. Effective with the acquisition, the election to be taxed as a small business corporation is rescinded.

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to tax loss carry forwards that may be used to offset future taxable income. If not used, the losses expire in 2015.

The circumstances described in Note I call into question whether the Company will ever be able to avail itself of these tax benefits in the foreseeable future. Accordingly, management has established a valuation allowance of 100% of the tax benefit associated with these losses in the accompanying financial statements.


NOTE G - CONCENTRATION OF RISKS:


Substantially all of the toys sold in 2000 were manufactured under production contracts with fabrication facility located in Ohio. Management believes identical production, under similar terms, could be readily obtained, in the event this facility becomes unavailable.

NOTE H - COMMITMENTS:

Lease commitments:
   The Company leases its office under an operating lease which expires in 2002. Future minimum lease payments under this lease are as follows:

      Year Ending December 31,                    AMOUNT
     ------------------------                     ------
               2001                              $12,000
               2002                               12,000
                                                 -------
                                                 $24,000
                                                 =======

NOTE I - GOING CONCERN:

As shown on the accompanying financial statements, the Company incurred a net loss of $213,170 during the year ended December 31, 2000, and as of that date, the Company's current liabilities exceeded its current assets by $215,955. Those factors, as well as the ability and continued willingness of the parent company or other related parties to contribute operating capital, create an uncertainty about the Company's ability to continue as a going concern. Management of the Company is developing a plan to increase its assets and reduce its liabilities through aggressive sales and a more vigorous production schedule necessary to satisfy those sales. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                        See Independent Auditors' Report

                            SUPPLEMENTAL INFORMATION

            INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL INFORMATION



To the Board of Directors
Marx Toys, Inc.
North Miami, Florida


Our audit of Marx Toys, Inc. was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented herein is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied to the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


Bloom, Gettis, Habib, Silver & Terrone, P. A.
Certified Public Accountants
2601 South Bayshore Drive
Miami, Florida 33133
March 20, 2001

                                 Marx Toys, Inc.
            Schedule of Selling, General and Administrative Expenses
                      For the Year Ended December 31, 2000





Amortization and depreciation                                        $    16,266
Office expenses                                                           10,818
Payroll                                                                  120,854
Payroll taxes                                                             11,250
Professional fees                                                         10,818
Travel and entertainment expenses                                          9,283
Advertising                                                               23,259
Showroom expenses                                                          9,396
Freight out and delivery                                                  17,337
Interest expense                                                           6,510
Rent and occupancy costs                                                   5,344
Repairs and maintenance                                                    3,708
Commissions                                                                6,215
Automobile expenses                                                        1,288
Allocated office overhead                                                 20,000
Telephone                                                                  7,921
Web site and domain hosting                                                5,174
Exhibits                                                                  28,177
Printing and reproduction                                                  5,045
                                                                       ---------

                                                                      $  318,589
                                                                       =========

          See Independent Auditors' Report on Supplemental Information

Item 7(b).  PRO FORMA FINANCIAL INFORMATION

         The following pro forma financial information presents the effects of the acquisition of Marx Toys, Inc. by the registrant as if the acquisition had been completed as of December 31, 1999. The unaudited pro forma financial information has been compiled by management. The pro forma consolidated income statement is based upon the projected information for the fiscal year ended December 31, 2000.

         The pro forma financial information is not necessarily indicative of the realists of operations and financial position which will be attained in the future. The pro forma information should be read in conjunction with the historical consolidated financial statements of stereoscape.com, inc. as reported on Forms 10KSB and 10QSB for the year and the three months ended December 31, 2000 and March 31, 2001 respectively.

                     STEREOSCAPE.COM, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2000



                                      COMPANY            MARX
                                       BEFORE            TOYS,      PRO FORMA
                                    ACQUISITION           INC.     CONSOLIDATED
                                  ----------------------------------------------

         ASSETS

Current Assets:
   Cash                            $  197,034         $  13,204      $  210,238
   Accounts Receivable                  1,037            14,435          15,472
   Notes and loans Receivable         135,875                -          135,875
   Inventories                        176,518           100,630         277,148
   Investments                          9,133                -            9,133
   Prepaid Expenses and
    Other Current Assets               73,601           (35,887)         37,714
                                   ---------------------------------------------
Total Current Assets                  593,198            92,382         685,580

Property and equipment                 17,734           505,748         523,482
Other Assets                            3,173                -            3,173
Intangible assets                          -              4,945           4,945
                                   ---------------------------------------------

TOTAL ASSETS                       $  614,105        $  603,075     $ 1,217,180
                                   =============================================

         LIABILITIES AND SHAREHOLDERS' EQUITY
         LIABILITIES

Current Liabilities:
   Notes Payable                   $    9,500                -      $     9,500
   Accounts Payable and
    Accrued Expenses                  288,272            71,864         360,136
   Note payable - bank                     -             79,362          79,362
   Due to related parties                  -             56,890          56,890
   Customer deposits                   36,850           100,221         137,071
                                   ---------------------------------------------

TOTAL LIABILITIES                     334,622           308,337         642,959
                                   ---------------------------------------------

         STOCKHOLDERS' EQUITY

   Common Stock                        61,197            16,500          77,697
   Additional Paid-in Capital       1,464,143           491,408       1,955,551
   (Accumulated Deficit)           (1,245,857)         (213,170)     (1,459,027)
                                   ---------------------------------------------

TOTAL STOCKHOLDERS' EQUITY            279,483           294,738         574,221
                                   ---------------------------------------------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY           $    614,105       $   603,075    $  1,217,180
                                   =============================================

                     STEREOSCAPE.COM, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2000



                                    COMPANY
                                     BEFORE
                                   PRO FORMA         MARX TOYS,      PRO FORMA
                                  ADJUSTMENTS           INC.        CONSOLIDATED
                                 -----------------------------------------------

Net Sales                         $ 2,192,278     $   267,846     $   2,460,124
Cost of Sales                       1,797,556         162,427         1,959,983
                                  ----------------------------------------------

Gross Profit                          394,722         105,419           500,141
Selling, General and
  Administrative Expense              867,740         312,079         1,179,819
Interest Expense - Net                 22,188           6,510            28,698
                                  ----------------------------------------------

Net (Loss)                       ($   495,206)    ($  213,170)    ($    708,379)
                                 ===============================================

NET (Loss) Per Share             ($     0.006)    ($    0.003)    ($      0.009)
                                 ===============================================

Weighted Average Shares
  Used in Computation              76,196,848      76,196,848        76,196,848
                                 ===============================================

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized




                              STEREOSCAPE.COM, INC.
                              --------------------
                                  (Registrant)




Date:    March 29, 2001                        By:/s/ Mario A. Bassani
                                               ---------------------
                                                   Mario A. Bassani
                                                   Chief Executive Officer




         March 29, 2001                        By:/s/ Gary B. Hyman
                                              ---------------------------
                                                   Gary B. Hyman
                                                   Chief Financial Officer